CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Condensed statements of cash flows
Cash	$ 150,445	¥ 1,034,385		¥ 453,425	¥ 55,555
Restricted cash, current	12,977	89,222		55,214	155,792
Restricted cash, noncurrent	407	2,800		123,800
Total Cash and Restricted cash	$ 163,829	¥ 1,126,407	$ 91,984	¥ 632,439	¥ 211,347	¥ 440,414